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                                                                  EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of our report dated August 23, 2001 relating to the consolidated financial statements of American Group, Inc. appearing in such Prospectus. We also consent to the reference to our firm under the heading "Experts" in such Prospectus.

                                                    SWEENEY GATES & CO.

                                                    Fort Lauderdale, Florida
                                                    February 22, 2002